AMENDMENT NO. 1
TO
STOCKHOLDER’S AGREEMENT

This Amendment No. 1 to the Stockholder’s Agreement (this “Amendment”), dated August 9, 2023, is by and among Excelerate Energy, Inc., a Delaware corporation (the “Company”), Excelerate Energy Limited Partnership, a Delaware limited partnership (the “Partnership”), and Excelerate Energy Holdings, LLC, a Delaware limited liability company (together with its Permitted Transferees who are assignees pursuant to Section 4.9 of the Stockholder’s Agreement, the “Kaiser Investor”) (each a “Party” and collectively, the “Parties”).

RECITALS

WHEREAS, on April 18, 2022, the Parties entered into that certain Stockholder’s Agreement (the “Stockholder’s Agreement”);

WHEREAS, pursuant to Section 4.8(a) thereof, the Stockholder’s Agreement may be amended as set forth herein with the written consent of the Parties; and

WHEREAS, the Parties wish to amend the Stockholder’s Agreement as set forth in this Amendment.

NOW THEREFORE, for and in consideration of the mutual consideration and covenants contained herein and other good and valuable consideration, the adequacy and sufficiency of which are hereby acknowledged, the Parties intending to be legally bound agree as follows:

1. Definitions. Initially capitalized terms not otherwise defined herein shall have the meanings assigned to such terms in the Stockholder’s Agreement.

2. Amendments to Agreement. Section 2.2(b)(i) of the Stockholder’s Agreement is amended and restated in its entirety as follows:

“[Reserved.]”

3. Effect of Amendment. This Amendment shall form a part of the Stockholder’s Agreement for all purposes, and each Party shall be bound hereby. Any reference to the Stockholder’s Agreement shall be deemed a reference to the Stockholder’s Agreement as amended hereby. In the event of any conflict or inconsistency between the Stockholder’s Agreement and this Amendment, this Amendment shall prevail and control. This Amendment shall be deemed to be in full force and effect from and after the date hereof.

4. Governing Law. THIS AMENDMENT WILL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF DELAWARE (WITHOUT GIVING EFFECT TO CONFLICT OF LAWS PRINCIPLES THEREOF).

5. Entire Agreement. This Amendment constitutes the entire agreement and supersedes all other prior agreements, both written and oral, among the parties hereto with respect to the subject matter hereof; provided, that, except as amended hereby, each term and condition of the Stockholder’s Agreement shall continue in full force and effect. This Agreement is not intended to confer upon any Person, other than the parties hereto, any rights or remedies hereunder.

6. Counterparts. This Amendment may be executed in one or more counterparts, each of which will be deemed an original and all of which, taken together, will be considered one and the same agreement.

[Signature pages follow.]

IN WITNESS WHEREOF, the Parties hereto have executed this Amendment as of the date first written above.

COMPANY:

Excelerate Energy, Inc.

By:	/s/ Steven Kobos
Name:	Steven Kobos
Title:	President and Chief Executive Officer

PARTNERSHIP:

Excelerate Energy Limited Partnership
By: Excelerate Energy, Inc., its
general partner

By:	/s/ Steven Kobos
Name:	Steven Kobos
Title:	President and Chief Executive Officer

KAISER INVESTOR:

Excelerate Energy Holdings, LLC
By: Kaiser-Francis Management Company LLC,
its manager

By:	/s/ Don Millican
Name:	Don Millican
Title:	President

Signature Page to Amendment No. 1 to Stockholder’s Agreement